UNDERWRITTEN PUBLIC OFFERING	6 Months Ended
Jun. 30, 2021
Disclosure of classes of share capital [abstract]
FINANCINGS
NOTE 5 – UNDERWRITTEN PUBLIC OFFERING

In January 2021, the Company completed an underwritten public offering of 14,375,000 of its ADSs at a public offering price of $2.40 per ADS. The offering raised total gross proceeds of $34.5 million, with net proceeds of $31.4 million after deducting fees and expenses. In addition, warrants to purchase 718,750 ADSs were granted to the underwriters. These warrants are exercisable immediately, expire five years from the date of issuance and have an exercise price of $3.00 per ADS.

The warrants have been classified as shareholders’ equity, with initial recognition at fair value on the date issued. The total issuance costs initially allocated to the warrants were recorded as an offset to share premium.

The fair value of the warrants on the issuance date was approximately $1.0 million, which was recorded as issuance costs, and computed using the Black and Scholes option pricing model, based upon the then current price of an ADS, a risk-free interest rate of approximately 0.45% and an average standard deviation of approximately 73.8%.